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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                        PARADIGM MEDICAL INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

|X|      No fee required.

|_|      Fee  computed  on  table  below  per  Securities   Exchange  Act  Rules
         15a-6(i)(4) and 0-11.*

|_|      Fee paid previously with preliminary materials.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:


|_| Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                        PARADIGM MEDICAL INDUSTRIES, INC.

                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                  July __, 2006




Dear Shareholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Paradigm Medical Industries, Inc. (the "Company") to be held on Friday, August 11, 2006, at 10:00 a.m., Mountain Daylight Time, at 2355 South 1070 West, Salt Lake City, Utah 84119.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

         The matters to be addressed at the meeting will include (i) the election of four directors; (ii) the approval of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares to 2,000,000,000 shares; (iii) the approval of the amendment to the 1995 Stock Option Plan to authorize an additional 3,000,000 shares of common stock to be made available for issuance under the plan; and (iv) the ratification of the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for the fiscal year ending December 31, 2006. I will also report on the Company's business activities and answer any shareholder questions. The Board of Directors recommends that you vote FOR election of the director nominees, FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares, FOR the amendment to the 1995 Stock Option Plan to authorize additional shares for issuance thereunder, and FOR ratification of appointment of the registered public independent accountants. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

         Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

         Thank you for your support of Paradigm Medical Industries, Inc. We look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,



                                           Raymond P.L. Cannefax
                                           President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 11, 2006

                            -------------------------
To our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Paradigm Medical Industries, Inc. (the "Company") will held on Friday, August 11, 2006, beginning at 10:00 a.m. Mountain Daylight Time, at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. At the Annual Meeting, shareholders will consider and act upon the following matters:

         1. To elect a Board of Directors consisting of four directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         2. To approve the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 2,000,000,000 shares;

         3. To amend the Company's 1995 Stock Option Plan to authorize an additional 3,000,000 shares of common stock to be made available for issuance under the plan;

         4. To ratify the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for the fiscal year ending December 31, 2006; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Also included is a single-page Proxy/Voting Instruction Form and a postage prepaid return envelope. Only shareholders of record at the close of business on June 27, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

                                          By order of the Board of Directors,



                                          Luis A. Mostacero
                                          Vice President of Finance, Treasurer
                                          and Secretary
July __, 2006
Salt Lake City, Utah

                        PARADIGM MEDICAL INDUSTRIES, INC.
                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, August 11, 2006, beginning at 10:00 a.m., local time (MST), or at any adjournment(s) thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. This Proxy Statement and accompanying materials are being mailed on or about July 10, 2006. The Company will bear the cost of this solicitation.

Record Date

         Shareholders of record of the Company's Common Stock at the close of business on June 26, 2005 are entitled to notice of and to vote at the meeting. At the record date, 193,956,828 shares of the Company's Common Stock, $.001 par value, 5,627 shares of the Series A Preferred Stock, 8,986 shares of Series B Preferred Stock, no shares of Series C Convertible Preferred Stock, 5,000 shares of Series D Convertible Preferred Stock, 250 shares of Series E Convertible Preferred Stock, 4,598.75 shares of Series F Preferred Stock, and 588,235 shares of Series G Preferred Stock were issued and outstanding. Shareholders of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are not entitled to vote at the Annual Meeting. Shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy shall constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

Voting and Solicitation

         Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Because the shares of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are non-voting securities, the holders thereof will not be entitled to vote at the Annual Meeting. To approve the granting of the stock options to the outside directors of the Company, holders of a majority of the shares entitled to vote at the Annual Meeting must vote in favor of the stock options. The principal executive offices of the Company are located at 2355 South 1070 West, Salt Lake City, Utah. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

                              ELECTION OF DIRECTORS

                                   Proposal 1

Nominees

         The Company's Bylaws do not limit the number of persons serving on the Company's Board of Directors, and it is contemplated that a board of three directors will be elected at the Annual Meeting. The Board of Directors recommends that the shareholders vote "FOR" the election of the four director nominees listed below. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's four nominees named below, all of whom are presently directors of the Company.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the board.

         The name and certain information regarding each nominee is set forth below. See also "Certain Relationships and Related Transactions."

      Name                   Age    Director Since   Position with the Company
   -----------------------   ---    --------------   -------------------------
   Randall A. Mackey, Esq.   60     January 2000     Chairman of the Board
   Dr. David M. Silver       64     January 2000     Director
   Keith D. Ignotz           58     November 2000    Director
   John C. Pingree           65`    April 2004       Director

     The following biographical information is furnished with respect to the four director nominees:

     Randall A. Mackey, Esq. has been the Company's Chairman of the Board since August 20, 2002, and a director since January 2000. He had served as a director of the Company from November 1995 to September 1998. Mr. Mackey has been President of the Salt Lake City law firm of Mackey Price Thompson & Ostler since 1992, and a shareholder and director of the firm and its predecessor firms since 1989. Mr. Mackey received a B.S. degree in Economics from the University of Utah in 1968, an M.B.A. degree from the Harvard Business School in 1970, a J.D. degree from Columbia Law School in 1975 and a B.C.L. degree from Oxford University in 1977. Mr. Mackey has also served as Chairman of the Board from June 2001 to May 2003, and as a director from 1998 to May 2003 of Cimetrix, Incorporated, a software development company. Mr. Mackey has additionally served as Chairman of the Board from July 2000 to July 2003 and as a trustee from 1993 to July 2003 of Salt Lake Community College, and a member of the Utah State Board of Education since September 2005.

     David M. Silver, Ph.D. has been a director since January 2000. He had served as a director of the company from November 1995 to September 1998. Dr. Silver is a Principal Senior Scientist in the Milton S. Eisenhower Research and Technology Development Center at the Johns Hopkins University Applied Physics Laboratory, where he has been employed since 1970. He served as the J. H. Fitzgerald Dunning Professor of Ophthalmology in the Johns Hopkins Wilmer Eye Institute in Baltimore during 1998-99. He received a B.S. degree from Illinois Institute of Technology, an M.A. degree from Johns Hopkins University and a Ph.D. degree from Iowa State University before holding a postdoctoral fellowship at Harvard University and a visiting scientist position at the University of Paris.

     Keith D. Ignotz has been a director since November 2000. Since March 2005, Mr. Ignotz has been President and Chief Executive Officer of Diakine Therapeutics, Inc., a pharmaceutical therapeutics company. From 1992 to 2004, Mr. Ignotz was with SpectRx, Inc., a medical technology company that he founded, which develops, manufactures and markets alternatives to traditional blood based medical tests, serving from 2002 to 2004 as the Chief Executive Officer of Guided Therapeutics, Inc., a wholly-owned subsidiary of SpectRx, Inc., and from 1992 to 2002 as President and Chief Operating Officer of SpectRx, Inc. From 1986 to 1992, Mr. Ignotz was Senior Vice President of Allergan Humphrey, Inc., a medical electronics company. From 1985 to 1986, he was President of Humphrey Instruments Limited-SKB, a medical electronics company, and from 1980 to 1985, Mr. Ignotz was President of Humphrey Instruments GmbH, also a medical electronics company. Mr. Ignotz also served on the Board of Directors of Vismed, Inc., d/b/a Dicon from 1992 to June 2000. Mr. Ignotz received a B.A. degree in Sociology and Political Science from San Jose University and an M.B.A. degree from Pepperdine University. Mr. Ignotz has served as a trustee of Pennsylvania College of Optometry and Audiology since 1990, a director of AeroVectrix, Inc., a drug delivery company, since August 2005, and as a member of the American Diabetes Association and the American Marketing Association of the American Association of Diabetes Education.

     John C. Pingree has been a director since April 2004. From August 2001 to March 2004, Mr. Pingree was the Executive Director of the Semnani Foundation, which funds projects to assist women and children in developing countries. From July 1998 to July 2001, Mr. Pingree was a Mission President for the Church of Jesus Christ of Latter-day Saints, serving in Mexico City, Mexico. From 1977 to 1997, Mr. Pingree was General Manager and Chief Executive Officer of Utah Transit Authority. From 1970 to 1975, he was Director of Marketing for Memorex Corporation. From 1967 to 1970, Mr. Pingree was Regional Manager, Sales Planning at Xerox Corporation. He also currently serves as a member of the Utah State Board of Education. Mr. Pingree received a B.A. degree in Economics from the University of Utah and an M.B.A. degree from the Harvard Business School.

Board Meetings and Committees

     The size of the Board of Directors of the Company for the coming year is four members. Three of the directors, or a majority of the Board of Directors, are independent directors. The independent directors have regularly scheduled meetings at which only independent directors are present. The term of office of each director is for a period of one year or until the election and qualification of his successor. The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2005 No directors attended fewer than 75% of all meetings of the Board of Directors during the 2005 fiscal year.

     Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for the respective nominees listed above. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director.

     There  are  three  committees  of  the  Board  of  Directors,   which  meet
periodically during the year: the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee.

     The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company, developing policy in the areas of compensation and fringe benefits, contribution under the 401(k) Retirement Savings Plan, granting of options under the stock option plans, and creating other employee compensation plans. The Compensation Committee consists of Messrs. Keith D. Ignotz, Randall A. Mackey, John C. Pingree and Dr. David M. Silver (Chairman of the Committee). During 2005, the Compensation Committee met on one occasion.

     The Audit Committee directs the auditing activities of the Company's internal auditors and registered public independent accounting firm and reviews the services performed by the registered public independent accounting firm and evaluates the Company's accounting practices and procedures and its system of internal accounting controls. The Audit Committee consists of Messrs. Keith D. Ignotz (Chairman of the Committee), Randall A. Mackey, John C. Pingree and Dr. David M. Silver. During 2004, the Audit Committee met on one occasion. The Company's Board of Directors has determined that Keith D. Ignotz and John C. Pingree, who currently serve as directors of the Company as well as a member of the Company's audit committee, are independent audit committee financial experts.

     The Nominating and Corporate Governance Committee identifies individuals qualified to become board members consistent with criteria approved by the board, recommends to the board the persons to be nominated by the board for election as directors at a meeting of shareholders, and develops and recommends to the board a set of corporate governance principles. The Nominating and Corporate Governance Committee consists of Messrs. Keith D. Ignotz, Randall A. Mackey, John C. Pingree (Chairman of the Committee) and Dr. David M. Silver. The Nominating and Corporate Governance Committee is composed solely of independent directors.

Director Nominating Process

     The process for identifying and evaluating nominees for directors include the following steps: (1) the Nominating and Corporate Governance Committee, Chairman of the Board or other board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from board members and senior management and, if necessary, obtains advice from legal or other advisors (but does not hire an outside search firm); (3) director candidates, including any candidates properly proposed by shareholders in accordance with the Company's bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate
Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the board for inclusion in the slate of directors at the annual meeting. The evaluation process will be the same whether the nominee is recommended by a shareholder or by a member of the Board of Directors.

     The Nominating and Corporate Governance Committee will consider nominees proposed by shareholders. To recommend a perspective nominee for the Nominating and Corporate Governance Committee's consideration, shareholders may submit the candidate's name and qualifications to: Luis A. Mostacero, Controller, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119. Recommendations from shareholders for nominees must be received by Mr. Mostacero not later than the date set forth under "Deadline for Receipt of Shareholder's Proposals for Annual Meeting to be Held in July 2006" below.

     The Nominating and Corporate Governance Committee operates pursuant to a written charter. The full text of the charter is published on the Company's website at www.paradigm-medical.com. Shareholders may also obtain a copy of the charter without charge by writing to: Luis A. Mostacero, Controller, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

Meetings of Non-Management Directors

     The Company's non-management directors regularly meet without management participation. In addition, an executive session including only the independent directors is held at least annually.

Shareholder Communications with the Board of Directors

     Shareholders who wish to communicate with the Board of Directors or a particular director may send a letter to Luis A. Mostacero, Controller, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. The Company's Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Appointment of New President and Chief Executive Officer

     On January 5, 2006, Raymond P.L. Cannefax was appointed as President and Chief Executive Officer, replacing John Y. Yoon who had served in those positions from March 18, 2004 to December 31, 2005. Mr. Yoon resigned as President and Chief Executive Officer, effective December 31, 2005, to pursue other opportunities.

Appointment of New Vice President of Finance and New Vice President of Sales and Marketing

     On March 20, 2006, Luis A. Mostacero was appointed as Vice President of Finance. Mr. Mostacero previously served as Controller from June 20, 2000 to September 15, 2005, when he resigned to pursue other opportunities. On April 10, 2006, Michael S. Austin was appointed as Vice President of Sales and Marketing.

Resignation of Vice President of Operations

     In addition to the resignation of John Y. Yoon on December 31, 2005 as President and Chief Executive Officer, Aziz A. Mohabbat resigned on November 15, 2005 as Vice President of Operations and Chief Operating Officer to pursue other opportunities. Mr. Mohabbat served as Vice President of Operations and Chief Operating Officer from March 22, 2004 to November 15, 2005, and as Chief Operating Officer from August 30, 2002 to March 2003. The Board of Directors has not yet appointed a new Chief Operating Officer since Aziz A. Mohabbat resigned. Moreover, since Mr. Mohabbat's resignation, the Board of Directors has endeavored to reduce the Company's operating expenditures, which has resulted in a reduction in the number of the Company's employees. It is the Company's intention to appoint a new Chief Operating Officer in the future when it has adequate funds to do so.

Executive Officers

     The following sets forth certain information with respect to the executive officers of the Company:

         Name                   Age                     Title
      ---------------------     ---      --------------------------------------
      Raymond P.L. Cannefax     57       President and  Chief Executive Officer

     Raymond P.L. Cannefax has served as the Company's President and Chief Executive Officer since January 5, 2006. Mr. Cannefax previously served as the Company's Vice President of Sales and Marketing from January 2003 to May 2005. From May 2005 to January 2006, Mr. Cannefax served as Vice President of the Asia/Pacific Region for Sonomed, Inc., a manufacturer of ophthalmic products and a wholly owned subsidiary of Escalon Medical Corp. From January 2002 to January 2003, Mr. Cannefax was Vice President of Business Development and Sales for Vermax, Inc., a manufacturer of products for hotel properties. From 1996 to January 2002, he was President, Chief Operating Officer and founder of Aspen Network, Inc., a software development and ecommerce company. From 1992 to 1996, Mr. Cannefax was President and Chief Executive Officer of Apollo Telecom, Inc., a telecommunications company. From 1986 to 1992, he was a Regional Sales Director and a Senior District Manager of Sprint Communications Corporation. Mr. Cannefax received a B.S. degree in Psychology and Zoology from the University of Utah in 1976.

Corporate Governance

     Corporate Governance Guidelines. The Board of Directors has adopted the Paradigm Medical Industries, Inc. Corporate Governance Guidelines. These guidelines outline the functions of the board, director qualifications and responsibilities, and various processes and procedures designed to insure effective and responsive governance. The guidelines are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly. The full text of the guidelines is published on the Company's website at www.paradigm-medical.com. A copy of the Corporate Governance Guidelines may also be obtained at no charge by written request to the attention of Luis A. Mostacero, Controller, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

     Code of Business Conduct. All of the Company's officers, employees and directors are required to comply with the Company's Code of Business Conduct and Ethics to help insure that the Company's business is conducted in accordance with appropriate standards of ethical behavior. The Company's Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company's business. Employees are required to report any violations or suspected violations of the Code. The Code includes an anti- retaliation statement. The full text of the Code of Business Conduct and Ethics is published on the Company's website at www.paradigm-medical.com. A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of Luis A. Mostacero, Controller, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 East, Salt Lake City, Utah 84119.

Executive Compensation

     The following table sets forth, for each of the last three fiscal years, the compensation received by John Y. Yoon, President and Chief Executive Officer of the Company, and other executive officers whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal years ended December 31, 2005, 2004 and 2003.

                                             Summary Compensation Table
                                             --------------------------


                                     Annual Compensation                    Long Term Compensation
                                     -------------------                    ----------------------
                                                                          Awards              Payouts
                                                                          ------              -------
                                                       Other                   Securities
                                                       Annual     Restricted   Underlying    Long-term   All Other
Name and                                               Compen-    Stock         Options/     Incentive   Compensa-
Principal Position    Year       Salary$    Bonus($)   sation($)  Awards($)     SARs(#)      Payouts($)  tion($)
------------------    ----     -----------  --------  ----------  ---------   ------------   ----------  -------
John Y. Yoon          2005(1)  $165,881(5)       0    $ 2,257(5)      0               0          0       $5,927(8)
Former President and  2004(2)  $110,961(6)       0    $18,494(6)      0       1,000,000(7)       0            0
Chief Executive
Officer(4)
Aziz A. Mohabbat      2005(1)  $126,328          0          0         0               0          0       $2,113(11)
Former Vice           2004(2)  $106,244          0          0         0         200,000(10)      0            0
President of          2003(3)  $  24,219         0          0         0               0          0       $9,634(12)
Operations and Chief
Operating Officer(9)

--------------------


     (1)  For the fiscal year ended December 31, 2005
     (2)  For the fiscal year ended December 31, 2004
     (3)  For the fiscal year ended December 31, 2003
     (4) Mr. Yoon served as President and Chief Executive Officer from March 18, 2004 to December 31, 2005, at which time he resigned to pursue other opportunities.
     (5) Of the salary payable to Mr. Yoon in 2005 pursuant to his employment agreement, $165,881 was paid to him during 2005 and the remaining amount of $2,257 was deferred until 2006. This deferred salary of $2,257 was paid to Mr. Yoon on January 17, 2006.
     (6) Of the salary payable to Mr. Yoon pursuant to his employment agreement, $110,961 was paid to him during 2004 and the remaining amount of $18,494 payable in 2004 was deferred until the Company's Board of Directors determined that its financial condition had improved. The deferred salary of $18,494 was paid to Mr. Yoon in June and July of 2005.
     (7) On March 18, 2004, the Company's Board of Directors granted Mr. Yoon options to purchase 1,000,000 shares of the Company's common stock at an exercise price of $.13 per share. Mr. Yoon resigned as the Company's President and Chief Executive Officer on December 31, 2005 and, as a result, the options terminated on March 31, 2006.
     (8) The amounts under "All Other Compensation" for 2005 consist of payments to Mr. Yoon for accrued vacation days prior to his resignation from the Company on December 31, 2005.
     (9) Mr. Mohabbat served a Vice President of Operations and Chief Operating Officer from March 22, 2004 to November 15, 2005, at which time he resigned to pursue other opportunities. Mr. Mohabbat also served as Chief Operating Officer from August 30, 2002 to March 2003. He was not an officer in prior years.
     (10) On September 30, 2004, the Board of Directors granted Mr. Mohabbat options to purchase 200,000 shares of the Company's common stock at an exercise price of $.12 per share, effective as of March 23, 2004. Mr. Mohabbat resigned as the Company's Vice President of Operations and Chief Operating Officer on November 15, 2005 and, as a result, the options terminated on February 13, 2006.
     (11) The amounts under "All Other Compensation" for 2005 consist of a payment to Mr. Mohabbat for accrued vacation days prior to his resignation from the Company on November 15, 2005.
     (12) The amounts under "All Other Compensation" for 2004 consist of payments to Mr. Mohabbat for accrued vacation days prior to his resignation from the Company in March 2003.

Options

     The following table sets forth information regarding stock options granted during the fiscal year ended December 31, 2005, to each named executive officer.

                        Option Grants in Last Fiscal Year


                                          Individual Grants
                      ----------------------------------------------------------
                      Number of      Percentage of
                      Securities     Total Options      Exercise
                      Underlying       Granted to        Price
                       Options        Employees in      Per Share     Expiration
Name                  Granted (#)    Fiscal Year(%)      ($/Sh)          Date
----                  -----------    --------------     ---------        ----
John Y. Yoon               0               0               N/A            N/A
Aziz A. Mohabbat           0               0               N/A            N/A

     The following table sets forth information regarding unexercised options to acquire shares of the Company's common stock held as of December 31, 2005, by each named executive officer.


           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                 Number of Securities
                                                      Underlying              Value of Unexercised
                                                  Unexercised Options         In-the-Money Options
                                                 at December 31, 2005(#)     at December 31, 2004($)
                                                 -----------------------     -----------------------
                  Shares Acquired    Value
Name                on Exercise    Realized($)  Exercisable  Unexercisable  Exercisable  Unexercisable
----------------  ---------------  -----------  -----------  -------------  -----------  -------------
John Y. Yoon             0              0         583,338       416,662          0             0
Aziz A. Mohabbat         0              0         105,564        94,436          0             0

Director Compensation

     On April 19, 2004, John C. Pingree, a director of the Company, was granted options to purchase 125,000 shares of its common stock at an exercise price of $.12 per share. On September 30, 2004, Messrs. Randall A. Mackey, Dr. David M. Silver and Keith D. Ignotz, directors of the Company, were each granted options to purchase 125,000 shares of the Company's common stock at an exercise price of $.13 per share. The directors were not granted any options to purchase shares of common stock during 2005. In addition, outside directors are also reimbursed for their expenses in attending board and committee meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefore. The options were not issued at a discount to the then market price.

Employee 401(k) Plan

     In October 1996, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) plan, effective as of November 1, 1996, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan. The plan allows the board to determine the amount of the contribution at the beginning of each year. The board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 100% of the participating employee's contribution to the plan up to a maximum discretionary employee contribution of 3% of a participating employee's compensation, as defined by the plan. All persons who have completed at least six months' service with the Company and satisfy other plan requirements are eligible to participate in the plan. The plan is currently available to the Company's employees at the employees' expense with no matching contribution from the Company.

1995 Stock Option Plan

     The Company adopted a 1995 Stock Option Plan, for the officers, employees, directors and consultants of its company on November 7, 1995. The plan authorized the granting of stock options to purchase an aggregate of not more than 300,000 shares of its common stock. On February 16, 1996, options for substantially all 300,000 shares were granted. On June 9, 1997, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 300,000 shares to 600,000 shares. On September 3, 1998, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 600,000 shares to 1,200,000 shares. On November 29, 2000, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 1,200,000 shares to 1,700,000 shares. On September 11, 2001, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 1,700,000 shares to 2,700,000 shares. On June 13, 2003, the Company's shareholders approved an amendment to the plan to increase the member of shares of common stock reserved for issuance thereunder from 2,700,000 shares to 3,700,000 shares. On July 11, 2005, the Company's shareholders approved an amendment to the plan to increase the number of shares of common stock reserved for issuance thereunder from 3,700,000 shares to 5,000,000 shares.

     The compensation committee administers the 1995 Stock Option Plan. In general, the compensation committee will select the person to whom options will be granted and will determine, subject to the terms of the plan, the number, exercise, and other provisions of such options. Options granted under the plan will become exercisable at such times as may be determined by the compensation committee. Options granted under the plan may be either incentive stock options, as such term is defined in the Internal Revenue Code, or non-incentive stock options. Incentive stock options may only be granted to persons who are employees. Non-incentive stock options may be granted to any person, including, but not limited to, its employees, independent agents, consultants as the compensation committee believes has contributed, or will contribute, to its success as the compensation committee believes has contributed, or will contribute, to its success. The compensation committee determines the exercise price of options granted under the 1995 Stock Option Plan, provided that, in the case of incentive stock options, such price is not less than 100% (110% in the case of incentive stock options granted to holders of 10% of voting power of its stock) of the fair market value (as defined in the plan) of the common stock on the date of grant. The aggregate fair market value (determined at the time of option grant) of stock with respect to which incentive stock options become exercisable for the first time in any year cannot exceed $100,000.

     The term of each option shall not be more than ten years (five years in the case of incentive stock options granted to holders of 10% of the voting power of its stock) from the date of grant. The Board of Directors has a right to amend, suspend or terminate the 1995 Stock Option Plan at any time; provided, however, that unless ratified by its shareholders, no amendment or change in the plan will be effective that would increase the total number of shares that may be issued under the plan, materially increase the benefits accruing to persons granted under the plan or materially modify the requirements as to eligibility and participation in the plan. No amendment, supervision or termination of the plan shall, without the consent of an employee to whom an option shall heretofore have been granted, affect the rights of such employee under such option.

Employment Agreements

     The Company entered into an employment agreement with Raymond P.L. Cannefax, which commenced on January 5, 2006 and expires on January 5, 2007. The employment agreement requires Mr. Cannefax to devote substantially all of his working time as the Company's President and Chief Executive Officer, providing that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The employment agreement provides for the payment of an initial base salary of $125,000. The employment agreement also provides for salary increases and bonuses as shall be determined at the discretion of the Board of Directors, with the first review of the annual salary to be made as of June 30, 2006. The employment agreement further provides for the issuance of stock options to purchase 4,500,000 shares of the Company's common stock at $.01 per share. The options vest in twelve equal monthly installments of 375,000 shares, beginning on February 5, 2006 until such shares are vested.

     In the event of a change of control of the Company, then all outstanding stock options granted to Mr. Cannefax shall be immediately vested. A change of control shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 25% of the Company's outstanding shares; (ii) the Company shall be merged or consolidated with another corporation and, as a result, less than 25% of the outstanding common shares of the surviving corporation shall be owned in the aggregate by the Company's former shareholders, as the same shall have listed prior to such merger or consolidation; (iii) the Company shall sell all or substantially all of its assets to another corporation that is not a wholly owned subsidiary or affiliate; (iv) as a result of any contested election for the Board of Directors, or any tender or exchange offer, merger of business combination or sale of assets, the persons who were directors of the Company before such a transaction shall cease to constitute a majority of the Board of Directors; or
(v) a person other than an officer or director of the Company shall acquire more than 20% of the outstanding shares of common stock of the Company.

     The Company entered into an employment agreement with John Y. Yoon, which commenced on March 18, 2004 and was to expire on March 18, 2007. The employment agreement required Mr. Yoon to devote substantially all of his working time as the Company's President and Chief Executive Officer, providing that he could be terminated for "cause" (as defined in the agreement) and prohibited him from competing with the Company for two years following the termination of his employment agreement. The employment agreement provided for the payment of an initial base salary of $175,000, effective as of April 1, 2004. The employment agreement also provided for salary increases and bonuses as shall be determined at the discretion of the Board of Directors. The employment agreement further provided for the issuance of stock options to purchase 1,000,000 shares of the Company's common stock at $.13 per share. The options were to vest in 36 equal monthly installments of 27,778 shares, beginning on April 30, 2004 until such shares were vested. Mr. Yoon resigned as President and Chief Executive Officer of the Company on December 31, 2005 to pursue other opportunities. At the time of his resignation, stock options to purchase 583,338 shares of the Company's common stock were vested. Under the terms of the 1995 Stock Option Plan, the vested options terminated on March 31, 2006.

     The Company entered into an employment agreement with Aziz A. Mohabbat on October 5, 2004, which was effective as of April 1, 2004, and was to expire on March 18, 2006. The employment agreement required Mr. Mohabbat to devote substantially all of his working time as the Company's Vice President of Operations and Chief Operating Officer, provided that he could be terminated for "cause" (as defined in the agreement) and prohibited him from competing with the Company for two years following the termination of the employment agreement. The employment agreement provided for the payment of an initial base salary of $144,500, effective as of April 1, 2004. The employment agreement also provided for salary increases and bonuses as shall be determined at the discretion of the Company's Board of Directors. The employment agreement further provided for the issuance of stock options to purchase 200,000 shares of the Company's common stock at $.12 per share. These options were to vest in 36 equal monthly installments of 5,556 shares, beginning on April 30, 2004, until such shares are vested. Mr. Mohabbat resigned as Vice President of Operations and Chief
Operating Officer of the Company on November 15, 2005 to pursue other opportunities. At the time of his resignation, stock options to purchase 105,564 shares of the Company's common stock were vested. Under the terms of the 1995 Stock Option Plan, the vested options terminated on February 13, 2006.

Consulting Agreement

     On April 3, 2003, the Company entered into a consultant agreement with Kinexsys Corporation. Under the terms of the agreement, Kinexsys through its Senior Partner, Timothy R. Forstrom, was to prepare a capital markets plan and a corporate positioning and communications plan for the Company, for which Kinexsys was to receive warrants to purchase up to 200,000 shares of the Company's common stock at an exercise price of $.16 per share. The capital markets plan was to include a detailed analysis of the Company's capital market structure in relation to current investors, market trends and projected equity movements, and recommendations on capital management strategies. The corporate positioning and communications plan was to include a corporate positioning matrix for markets, analysts, customers and partners, and a communications plan. The agreement was for a one-year term but could be renewed at the option of both parties. The agreement expired on April 3, 2004 as the Company elected not to exercise its renewal option.

Retirement Agreement

     On May 6, 1999, the Company's Board of Directors approved resolutions relating to the retirement of John M. Hemmer, then Vice President of Finance and Chief Financial Officer of the Company. The board resolutions provided that Mr. Hemmer's annual salary of $120,000 per annum was to continue until June 1, 1999, at which time his employment contract and change of control agreement with the Company would terminate and he would become an independent consultant to the Company. As a consultant, Mr. Hemmer was to receive an initial payment of $12,500 with annual payments thereafter of $25,000 payable on January 1, 2000, 2001 and 2002, and a final payment of $12,500 payable on January 1, 2003, for a total consulting contract of $100,000.

     In addition, the board resolutions provided that the Company was to issue to Mr. Hemmer warrants to purchase 125,000 shares of common stock at $2.63 per share, exerciseable for a period of five years, and warrants to purchase 75,000 shares of common stock at $7.50 per share, exerciseable for a period of five years, but such warrants were not to be issued until Mr. Hemmer exercises all of the warrants to purchase 125,000 common shares at $2.63 per share. The Company has paid a total of $87,500 to Mr. Hemmer under the consulting agreement.

     On May 30, 2006, the Company entered into an agreement with Mr. Hemmer in which he acknowledged that the Company owes him a total of $12,500 for past services he rendered to the Company, including as a consultant, and the Company agrees to pay him the sum of $12,500 in twelve monthly installments of $1,000 each and a final monthly payment of $500. The Company has paid $1,000 to Mr. Hammer under this agreement.

Certain Relationships and Related Transactions

     The information set forth herein describes certain transactions between the Company and certain affiliated parties. Future transactions, if any, will be approved by a majority of the disinterested members and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

     Randall A. Mackey, a director since January 21, 2000, and from September 1995 to September 3, 1998 and chairman of the board since August 30, 2002, is president and a shareholder of the law firm of Mackey Price Thompson & Ostler, which rendered legal services in connection with various corporate matters. Legal fees and expenses paid to Mackey Price Thompson & Ostler for the fiscal years ended December 31, 2005 and 2004, totaled $220,000 and $100,000, respectively. In addition, on April 7, 2005 the Company issued 250,000 shares of common stock to Mackey Price Thompson & Ostler in payment of $22,500 in legal services. As of December 31, 2005, the Company owed this firm $93,000, which is included in accounts payable.

Report of the Audit Committee

     The Company has an Audit Committee consisting of three non-management directors, Randall A. Mackey, Keith D. Ignotz, and Dr. David M. Silver. Each member of the audit committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     During the year 2005 the Audit Committee met one time. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Tanner & Co., and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2005 was compatible with the auditors' independence.

     In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file initial reports of ownership and periodic changes of ownership of the Company's Common Stock with the U.S. Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it with respect to fiscal 2005, or written representations from certain reporting persons, the Company believes that its directors, officers and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of June 26, 2006 for (i) each executive officer (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.


                                                                   Percent of
Name and Address(1)                         Number of Shares        Ownership
-------------------                         ----------------        ---------
Raymond P.L. Cannefax (2)                       2,625,000             1.4%
Dr. David M. Silver (2)                           761,166              *
Randall A. Mackey (2)                             725,000              *
Keith D. Ignotz (2)                               525,709              *
John C. Pingree (2)                               431,500              *
                                                ---------
Executive officers and directors
   as a group (five persons)                    4,068,375             2.1%

-----------------
*Less than 1%.

(1) Unless otherwise indicated, the address of each listed shareholder is c/o Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah, 84119.
(2) The amounts shown include shares that may be acquired currently, or within 60 days after March 31, 2006 through the exercise of stock options are follows: Mr. Cannefax, 2,625,000 shares; Dr. Silver, 725,000 shares; Mr. Mackey, 725,000 shares; Mr. Ignotz, 525,851 shares; and Mr. Pingree, 275,000 shares.

             APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES

                                   Proposal 2

     The Certificate of Incorporation currently authorizes the issuance of 250,000,000 shares of common stock. As of the record date, 190,956,828 shares were issued and outstanding. There have been 6,753 shares of common stock set aside and reserved in the event that holders of shares of Series A preferred stock elect to convert those shares into shares of common stock, 10,783 shares of common stock set aside and reserved in the event that holders of shares of Series B preferred stock elect to convert those shares into shares of Common Stock, 8,750 shares of common stock set aside and reserved in the event that holders of shares of Series D preferred stock elect to convert those shares into shares of common stock, 13,333 shares of common stock set aside and reserved in the event that holders of shares of Series E preferred stock elect to convert those shares into shares of common stock, and 245,217 shares of common stock set aside and reserved in the event that holders of shares of Series F preferred stock elect to convert those shares into shares of common stock, and 588,235 shares of common stock set aside and reserved in the event holders of shares of Series G preferred stock elect to convert those shares into shares of common stock.

     Between June 10, 1997 and June 26, 2006, the Company issued (i) stock options that are currently outstanding to executive officers and employees to purchase 4,847,500 shares of the Company's common stock at exercise prices ranging from $.01 per share to $2.75 per share, and (ii) stock options that are currently outstanding to directors to purchase 2,250,000 shares of the Company's common stock at exercise prices from $.09 per share to $2.75 per share. In addition, between June 10, 1997 and June 26, 2006, the Company issued warrants to individuals and entities to purchase a total of 22,781,095 shares of the Company's common stock at exercise prices ranging from $.10 per share to $7.50 per share.

Callable Secured Convertible Notes and Warrants

     April 27, 2005 Sale of $2,500,000 in Callable Secured Convertible Notes: To obtain funding for the Company's ongoing operations, the Company entered into a securities purchase agreement with four accredited investors on April 27, 2005 for the sale of (i) $2,500,000 in callable secured convertible notes and (ii) warrants to purchase 16,534,392 shares of its common stock. The sale of the callable secured convertible notes and warrants occurred in three traunches and the investors provided the Company with an aggregate of $2,500,000 as follows:

*    $850,000 was disbursed on April 27, 2005;

* $800,000 was disbursed on June 23, 2005 after the Company filed a registration statement on June 22, 2005, which registered the shares of common stock underlying the callable secured convertible notes and the warrants; and

*    $850,000  was  disbursed  on  June  30,  2005,  the  effective  date of the
     registration   statement  that   registered  the  shares  of  common  stock
     underlying the callable secured convertible notes and the warrants.

     Under the terms of the securities purchase agreement, the Company agreed not, without the prior written consent of a majority- in-interest of the investors, to negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning April 27, 2005 and ending on the later of (A) 270 days from April 27, 2005, and (B) 180 days from the date the registration statement is declared effective.

     In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning April 27, 2005 and ending two years after the end of the above lock-up period unless it has first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

     The $2,500,000 in callable secured convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0945, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The callable secured convertible notes mature in three years from the date of issuance, and are convertible into our common stock at the noteholders' option, at the lower of (i) $.09 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

     The $2,500,000 in callable secured convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding callable secured convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.09 per share. An event of default includes the failure by the Company to pay the principal or interest on the callable secured convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the callable secured convertible notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes;
(ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and
(iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The warrants are exercisable until five years from the date of issuance at a purchase price of $.20 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the callable secured convertible notes issued pursuant to the securities purchase agreement.

     The noteholders have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional callable secured convertible notes. As of June 26, 2006, a total of $842,830 in callable secured convertible notes have been converted into 167,251,030 shares of the Company's common stock pursuant to conversion notices from The NIR Group.

     February 28, 2006 Sale of $1,500,000 in Callable Secured Convertible Notes:
To obtain additional funding for the Company's ongoing operations, the Company entered into a second securities purchase agreement on February 28, 2006 with the same four accredited investors for the sale of (i) $1,500,000 in callable secured convertible notes and (ii) warrants to purchase 12,000,000 shares of its common stock. The sale of the callable secured convertible notes and warrants is to occur in three traunches and the investors are obligated to provide the Company with an aggregate of $1,500,000 as follows:

*    $500,000 was disbursed on February 28, 2006;
* $500,000 was disbursed on June 28, 2006 after the Company filed a registration statement on June 15, 2006, which registered the shares of common stock underlying the callable secured convertible notes and the warrants; and
* $500,000 will be disbursed upon the effectiveness of the registration statement that registers the shares of common stock underlying the callable secured convertible notes and the warrants.

Each closing under the securities purchase agreement is subject to the following conditions:

* The Company delivers to the investors duly executed callable secured convertible notes and warrants;
* No litigation, statute, regulation or order had been commenced, enacted or entered by or in any court, governmental authority or any self-regulatory organization that prohibits consummation of the transactions contemplated by the securities purchase agreement; and
* No event occurred that could reasonably be expected to have a material adverse effect on our business.

     The Company also agreed not, without the prior written consent of a majority-in-interest of the investors, to negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning February 28, 2006 and ending on the later of (a) 270 days from February 28, 2006, or (b) 180 days from the date the registration statement is declared effective.

     In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning February 28, 2006 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

     The callable secured convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The callable secured convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

     The callable secured convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding callable secured convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share. An event of default includes the failure by the Company to pay the principal or interest on the callable secured convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the callable secured convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes;
(b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The warrants are exercisable until five years from the date of issuance at a purchase price of $.10 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the callable secured convertible notes issued pursuant to the securities purchase agreement.

     The noteholders have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional callable secured convertible notes.

     The Company is required to register the shares of its common stock issuable upon the conversion of the callable secured convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered into on February 28, 2006. The registration statement must be filed with the Securities and Exchange Commission within 60 days of the February 28, 2006 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the callable secured convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the Company's option.

Simple Conversion Calculation

     The number of shares of common stock issuable upon conversion of the $3,157,170 in callable secured convertible notes is determined by dividing that portion of the principal of the notes to be converted and interest, if any, by the conversion price. For example, assuming conversion of $3,157,170 of notes outstanding on June 26, 2006 (consisting of $4,000,000 in callable secured convertible notes that were sold to the four investors pursuant to the securities purchase agreements dated April 27, 2005 and February 28, 2006, less $842,830 in callable secured convertible notes that were converted during the period from June 30, 2005 to June 26, 2006) and a conversion price of $.007 per share, the number of shares issuable upon conversion would be:

                     $3,157,170/$.007 = 451,024,286 shares.

The continuously adjustable conversion price feature of the callable secured convertible notes could require the Company to issue a substantially greater number of shares, which will cause dilution to the existing shareholders.

     The Company's obligation to issue shares upon conversion of its callable secured convertible notes is essentially limitless. The following is an example of the amount of shares of common stock that are issuable upon conversion of $3,157,170 principal amount of callable secured convertible notes (excluding accrued interest), based on market prices 25%, 50%, and 75% below the market price, as of June 26, 2006 of $.007.


   % Below     Price Per     With 40%         Number of             % of
   Market        Share       Discount       Shares Issuable     Outstanding*
   ------      ---------     --------      ----------------     -----------
    25%         $.00525      $.00315        1,002,276,190          516.8%
    50%         $.0035        $.0021        1,503,414,286          775.1%
    75%         $.00175      $.00105        3,006,828,571         1,550.3%

*Based on 193,956,828 shares outstanding.

     As illustrated, the number of shares of common stock issuable upon conversion of the Company's callable secured convertible notes will increase if the market price of the Company's stock declines, which will cause dilution to the Company's existing shareholders.

The continuously adjustable conversion price feature of the callable secured convertible notes may encourage investors to make short sales in the Company's common stock, which could have a depressive effect on the price of the Company's common stock.

     The callable secured convertible notes are convertible into shares of the Company's common stock at a 40% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the noteholders convert and sell material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The noteholders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only could the sale of shares issued upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The issuance of shares upon conversion of the callable secured convertible notes and exercise of outstanding warrants may cause immediate and substantial dilution to existing shareholders.

     The issuance of shares upon conversion of callable secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other shareholders since the noteholders may ultimately convert and sell the full amount issuable on conversion. Although the noteholders may not convert their callable secured convertible notes and/or exercise their warrants if such conversion or exercise price would cause them to own more than 4.99% of the Company's outstanding common stock, this restriction does not prevent the noteholders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the noteholders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

Failure to obtain shareholder approval at the Annual Meeting of Shareholders to increase the number of authorized shares to two times the number of shares issuable upon full conversion of the callable secured convertible notes and exercise of warrants could result in legal action against the Company, which could require the Company to curtail or cease its operations.

     At the Annual Meeting of Shareholders to be held on August 11, 2006, the Board of Directors has recommended that the shareholders approve a proposed amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 shares to 2,000,000,000 shares. The terms of the callable secured convertible notes and the securities purchase agreements that the Company entered into on April 27, 2005 and February 28, 2006 with four accredited investors require the Company to have authorized, and reserved for the purpose of issuance, two times the number of shares actually issuable upon full conversion of the callable secured convertible notes and exercise of the warrants based on the conversion price of the notes or the exercise price of the warrants in effect from time to time. The Company has filed a registration statement with the Securities and Exchange Commission to register 1,200,000,000 common shares to cover the resale of common shares issuable upon the conversion of the callable secured convertible notes and exercise of the warrants.

     In the event the Company is unable to obtain shareholder approval at the August 11, 2006 Annual Meeting of Shareholders to amend the Certificate of Incorporation to increase the number of authorized shares to 2,000,000,000 shares, the Company would be required to pay to the noteholders standard liquidated damages of 3% of the outstanding amount of the callable secured convertible notes per month plus accrued interest on the notes, in cash or shares of its common stock at its option. If the Company elects to pay the noteholders the standard liquidated damages amount in shares of its common stock, such shares would be issued at the conversion price at the time of payment. In addition, failure to obtain shareholder approval to increase the number of authorized shares to two times the number of shares issuable upon full conversion of the notes and exercise of the warrants would constitute an event of default under the securities purchase agreement. If the Company is unable to obtain shareholder approval to increase the number of authorized shares, as required in the securities purchase agreement dated February 28, 2006, the noteholders could commence legal action against the Company and foreclose on all of its assets to recover damages. Any such action would require the Company to curtail or cease operations.

     Accordingly, as a result of the completion of the financing involving the sale of $4,000,000 in callable secured convertible notes, the Company is required, under the terms of the callable secured convertible notes and related agreements, to have authorized and reserved for the purpose of issuance, two times the number of shares actually issuable upon full conversion of the notes and additional notes, and exercise of the warrants. Thus, the Board of Directors has recommended it to be in the best interests of the Company and its shareholders to amend Article III of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 250,000,000 shares to 2,000,000,000 shares, and hereby solicits the approval of the shareholders of the amendment. If the shareholders approve the amendment, the Board of Directors currently intends to file an amendment to the Company's Certificate of Incorporation reflecting the amendment with the Secretary of State of the State of Delaware as soon as practicable following such shareholder approval. If the amendment is not approved by the shareholders, Article III of the existing Certificate of Incorporation will continue in effect.

     The objective of the increase in the authorized number of shares of common stock is to ensure that the Company will have sufficient shares available for future issuances of shares under the terms of the callable secured convertible notes. The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock to the proposed levels in order to provide a reserve of shares available for issuance upon conversion of the notes and additional notes, and exercise of the warrants under the terms of the notes and related agreements. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors.

     The Company's shareholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future and, therefore, future issuances of common stock may, depending on the circumstances, have a diluted effect on the earnings per share, voting power and other interests of the existing shareholders.

Vote Required and Recommendation of the Board of Directors

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting will be required to approve the proposed amendment, assuming a quorum is present.

     The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 2,000,000,000 shares.


               APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

                                   Proposal 3

         The Board of Directors adopted on June 23, 2006, subject to the approval by the shareholders, an amendment to the Company's 1995 Stock Option Plan. The amendment increases from 5,000,000 to 8,000,000 the number of shares of the Company's common stock available for issuance under the 1995 Stock Option Plan. The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhances the Company's ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees with additional incentives to contribute to the Company's success.

         Management further believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company's acquisition strategy. As of June 26, 2006, options to purchase an aggregate of 85,300 shares of common stock have been exercised under the 1995 plan; as of such date, options to purchase 4,847,500 shares of common stock were outstanding under the 1995 Stock Option Plan. Accordingly, options to purchase only 67,200 shares of common stock remain available for future grants under the 1995 Stock Option Plan as of such date.

         The Board of Directors recommends that the shareholders vote "FOR" approval of the amendment to the 1995 Stock Option Plan.


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   Proposal 4

         The independent public accounting firm of Chisholm, Bierwolf & Nilson has been the Company's registered public independent accountants since fiscal year 2005. The Audit Committee has recommended and the Board of Directors has appointed Chisholm, Bierwolf & Nilson for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2006. It is anticipated that representatives of Chisholm, Bierwolf & Nilson will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

         The  Board  of  Directors   recommends  that  shareholders  vote  "FOR"
ratification of the appointment of Chisholm, Bierwolf & Nilson as the Company's registered public independent accountants for fiscal 2006.

                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES, AND ALL OTHER FEES

         Fees for the 2005 annual audit of the financial statements and related quarterly review services were $45,000. Fees in 2005 related to the review of registration statements and assistance in responding to SEC comments were $8,000. Fees in 2005 for edgarization of filings were $11,000. Fees in 2005 for tax return preparation were $4,000. Other fees in 2005 for meetings and other consultation were $10,000.

         Fees for the 2004 annual audit of the financial statements and related quarterly review services prepared were $35,000. Fees in 2004 related to the review of registration statements and assistance in responding to SEC comments were $16,000. Fees in 2004 for edgarization of filings were $10,000. Fees in 2004 for tax return preparation were $7,000. Other fees in 2004 for meetings and other consultation were $1,000.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, excluding certain exhibits thereto, as filed with the Securities and Exchange Commission. Written requests for such information should be directed to Luis A. Mostacero, Vice President of Finance, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment. In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage prepaid envelope provided. The signing and delivery of a Proxy by no means prevents one from attending the Annual Meeting.

                                          By order of the Board of Directors,



                                          Luis A. Mostacero
                                          Vice President of Finance, Treasurer
                                          and Secretary
July __, 2006.

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


                        PARADIGM MEDICAL INDUSTRIES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  July __, 2006

                      THIS PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                        PARADIGM MEDICAL INDUSTRIES, INC.

The undersigned hereby appoints Randall A. Mackey and Raymond P.L. Cannefax or either of them, each with full power of substitution, as proxies to vote at the Annual Meeting of Shareholders to be held on Friday, August 11, 2006, beginning at 10:00 a.m., local time, at the corporate headquarters of Paradigm Medical Industries, Inc. at 2355 South 1070 West, Salt Lake City, Utah, and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on matters set forth below, if personally present:

1. ELECTION OF DIRECTORS, NOMINEES: RANDALL A. MACKEY, DR. DAVID M. SILVER AND KEITH D. IGNOTZ.

     [ ] FOR all nominees listed (except as indicated in writing to the contrary below)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name here:

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2.   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF  INCORPORATION  TO INCREASE THE
     NUMBER  OF  AUTHORIZED   SHARES  OF  COMMON  STOCK  FROM   250,000,000   TO
     2,000,000,000 SHARES.

     [ ]   FOR                      [ ]   AGAINST             [ ]   ABSTAIN

3. APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN TO AUTHORIZE AN ADDITIONAL 1,300,000 SHARES OF COMMON STOCK

     [ ]   FOR                      [ ]   AGAINST             [ ]   ABSTAIN

4. RATIFICATION OF APPOINTMENT OF CHRISHOLM, BIERWOLF & NILSON. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

     [ ]   FOR                      [ ]   AGAINST             [ ]   ABSTAIN

5. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

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THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY
DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

DATED ______________________________, 2006.

SIGNATURE: ________________________________________________________________

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporation name by the President or by an authorized corporate officer. If a partnership, please sign in partnership name by an authorized person).


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